UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 18, 2025

DOGWOOD THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39811	85-4314201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Milton Avenue Alpharetta, GA	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 620-8655

(Former name or former address, if changed since last report): Not Applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	DWTX	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment No. 2 to the Dogwood Therapeutics, Inc. Amended and Restated Equity Incentive Plan.

On June 18, 2025, Dogwood Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved Amendment No. 2 (“Amendment No. 2”) to the Dogwood Therapeutics, Inc. Amended and Restated Equity Incentive Plan (the “Plan”), which was approved by the Company’s Board of Directors on April 17, 2025. Amendment No. 2 modifies the Plan to increase the number of shares of common stock of the Company reserved for issuance under the Plan by an additional 108,612 shares, increasing the total number of shares under the Plan from 82,500 shares to 191,112 shares. The foregoing description of Amendment No. 2 is qualified in its entirety by reference to the full text of the Plan as amended by Amendment No. 2, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The full text of the Plan, as amended, attached hereto as Exhibit 10.1 reflects automatic adjustments made to the Plan pursuant to its terms following the effectiveness of the Company’s 25-for-1 reverse stock split on October 9, 2024.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 18, 2025, the Company held its Annual Meeting. Present at the Annual Meeting in person or by proxy were holders of 921,595 shares of common stock of the Company, representing 48.22% of the voting power of the shares of common stock of the Company as of the close of business on April 29, 2025, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. All matters voted upon at the Annual Meeting were approved with the required votes. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, withheld or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

1. Election of Directors.

The following seven nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withheld	Broker Non-Vote
Abel De La Rosa, Ph.D.	280,845	1,941	638,809
Greg Duncan	280,056	2,730	638,809
David Keefer	279,347	3,439	638,809
John C. Thomas, Jr.	279,276	3,510	638,809
Melvin Toh, M.B.B.S.	280,924	1,862	638,809
Richard J. Whitley, M.D.	280,166	2,620	638,809
Alan Yu	281,022	1,764	638,809

2. Ratification of the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

The appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
888,808	31,671	1,116	—

3. Approval of the amendment to the Dogwood Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan.

The amendment to the Plan was approved with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
275,020	6,482	1,284	638,809

Item 9.01	Financial Statement and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1*	Dogwood Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan, as amended.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

* Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOGWOOD THERAPEUTICS, INC.

	By:	/s/ Angela Walsh
	Name:	Angela Walsh
	Title:	Chief Financial Officer, Corporate Secretary and Treasurer
June 24, 2025

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